                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section240.14a-11(c) or
         Section240.14a-12

                             HEALTH SYSTEMS DESIGN CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11.
     (1) Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
         -----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         -----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------
     (5) Total fee paid:
         -----------------------------------------------------------------------

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:
         -----------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
         -----------------------------------------------------------------------
     (3) Filing Party:
         -----------------------------------------------------------------------
     (4) Date Filed:
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
                       HEALTH SYSTEMS DESIGN CORPORATION
                                 1330 BROADWAY
                           OAKLAND, CALIFORNIA 94612

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                      TUESDAY, MARCH 24, 1998, 10:00 A.M.

                            ------------------------

TO THE STOCKHOLDERS:

    Notice is hereby given that the Annual Meeting of Stockholders of Health Systems Design Corporation will be held at the Waterfront Plaza Hotel, Jack London Square, Oakland, California, on Tuesday, March 24, 1998, at 10:00 A.M. for the following purposes:

    (1) To elect six directors.

    (2) To approve the amendment of the 1996 Omnibus Equity Incentive Plan to increase the number of shares authorized for issuance thereunder by 500,000.

    (3) To transact such other business as may properly come before the meeting.

    Only stockholders of record on the books of the Company as of 5:00 P.M., February 10, 1998, will be entitled to vote at the meeting and any adjournment thereof.

Dated: March 4, 1998

                                          By Order of the Board of Directors

                                          Catherine C. Roth,
                                          SECRETARY

    STOCKHOLDERS ARE REQUESTED TO MARK, DATE, SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE.

                       HEALTH SYSTEMS DESIGN CORPORATION
                                 1330 BROADWAY
                           OAKLAND, CALIFORNIA 94612

                            ------------------------

                                PROXY STATEMENT

                             ---------------------

    The enclosed proxy is solicited by the Board of Directors of Health Systems Design Corporation (the "Company") to be used at the Annual Meeting of Stockholders on March 24, 1998, for the purposes set forth in the foregoing notice. This proxy statement and the enclosed form of proxy were first sent to stockholders on or about March 4, 1998.

    If the enclosed form of proxy is properly signed and returned, the shares represented thereby will be voted at the Annual Meeting in accordance with the instructions specified thereon. If the proxy does not specify how the shares represented thereby are to be voted, the proxy will be voted as recommended by the Board of Directors. Any stockholder signing a proxy in the form accompanying this Proxy Statement has the power to revoke it prior to or at the Annual Meeting. A proxy may be revoked by a writing delivered to the Secretary of the Company stating that the proxy is revoked, by a subsequent proxy signed by the person who signed the earlier proxy, or by attendance at the Annual Meeting and voting in person.

                               VOTING SECURITIES

    Only stockholders of record on the books of the Company as of 5:00 P.M., February 10, 1998, will be entitled to vote at the Annual Meeting.

    As of the close of business on February 10, 1998, there were outstanding 6,539,808 shares of Common Stock of the Company, entitled to one vote per share. The holders of a majority of the outstanding shares of the Common Stock of the Company, present in person or by proxy, will constitute a quorum for the transaction of business at the Annual Meeting or any adjournment thereof.

    Votes cast by proxy or in person at the Annual Meeting will be tabulated by the election inspectors appointed for the meeting and will determine whether or not a quorum is present. The election inspectors will treat abstentions and broker non-votes as shares that are present and entitled to vote for purposes of determining the presence of a quorum. With regard to the election of directors, votes may be cast "For" or "Withhold Authority" for each nominee; votes that are withheld will be excluded entirely from the vote and will have no effect. Item 2 (the proposal to amend the 1996 Omnibus Equity Incentive Plan) requires the affirmative vote of a majority of shares present in person or by proxy and entitled to vote. Accordingly, abstentions on Item 2 will have the effect of a negative vote on this item. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter. Therefore, a broker non-vote will have no effect on Item 2 which requires the affirmative vote of a majority of shares represented at the Annual Meeting and entitled to vote thereon.

                         ITEM 1--ELECTION OF DIRECTORS

    The persons named below are nominees for director to serve until the next Annual Meeting of Stockholders and until their successors shall have been elected. The nominees constitute the present Board of Directors.

    In the absence of instructions to the contrary, shares represented by the proxy will be voted and the proxies will vote for the election of all such nominees to the Board of Directors. If any of such persons is unable or unwilling to be a candidate for the office of director at the date of the Annual Meeting, or any adjournment thereof, the proxies will vote for such substitute nominee as shall be designated by the proxies. The management has no reason to believe that any of such nominees will be unable or unwilling to serve if elected a director. Set forth below is certain information concerning the nominees which is based on data furnished by them.

                                                                                                                 SERVED AS
                                                                                                                 DIRECTOR
NOMINEES FOR DIRECTOR                 AGE    BUSINESS EXPERIENCE DURING PAST FIVE YEARS AND OTHER INFORMATION      SINCE
-----------------------------------   ----   -----------------------------------------------------------------   ---------
Russell J. Harrison................    52    President and Chief Executive Officer of the Company since August       1997
                                               1997. Mr. Harrison was Vice President and Chief Information
                                               Officer at Paris-based SITA Globetel Company S.C. from March
                                               1996 to August 1997. Mr. Harrison served as Chairman of 3Net
                                               Systems, a provider of client/server solutions to the health-
                                               care industry, from August 1993 to November 1995 and as
                                               President of 3Net Systems from August 1993 to September 1995.
                                               From September 1991 to August 1993, Mr. Harrison served as
                                               Chief Information Officer of McKesson Corporation.

Richard C. Auger...................    54    Chairman of the Board of the Company since 1988. Mr. Auger is a         1988
                                               co-founder of the Company and served as Chief Executive Officer of the Company from August 1988 to August 1997 and President of the Company from August 1988 to January 1996.

Catherine C. Roth..................    47    Executive Director of Business Development of the Company since         1988
                                               August 1997. Ms. Roth served as President of the Company from
                                               January 1996 to August 1997 and as Chief Operating Officer of
                                               the Company from April 1994 to August 1997. From 1988 to
                                               January 1996, Ms. Roth was the Company's Executive Vice
                                               President.

Christopher J. Herron..............    48    Chief Executive Officer of Nexgen Asia Pacific (a provider of           1997
                                               Year 2000 correction software) since May 1997. From 1995 to
                                               1997, Mr. Herron was President and Chief Executive Officer of
                                               Convoy Corporation (a provider of data migration software and services). From 1987 to 1994, Mr. Herron was with Synon Corpo-
                                               ration (a provider of software development tools and services)
                                               where he held several positions, including President and Chief
                                               Executive Officer.

J. Matthew Mackowski...............    43    Partner of Mackowski & Shepler, a private investment partnership        1992
                                               located in San Francisco.

Arthur M. Southam, M.D.............    41    Chief Executive Officer of Health Net (a health maintenance             1996
                                               organization) since July 1996. From 1993 to July 1996, Dr.
                                               Southam was President and Chief Executive Officer of
                                               CareAmerica Health Plans and from 1986 to 1993 was employed at
                                               CareAmerica Health Plans in a number of capacities, including
                                               Executive Vice President and Chief Operating Officer.

                         FURTHER INFORMATION CONCERNING
                             THE BOARD OF DIRECTORS

COMMITTEES OF THE BOARD

    In March 1996, after consummation of its initial public offering, the Company established an Audit Committee and a Compensation Committee. The Company does not have a Nominating Committee.

    The members of the Audit Committee are Christopher J. Herron, J. Matthew Mackowski and Arthur M. Southam. Among the functions performed by this committee are to make recommendations to the Board of Directors with respect to the engagement or discharge of independent auditors, to review with the independent auditors the plan and results of the auditing engagement, to review the Company's internal auditing procedures and system of internal accounting controls and to make inquiries into matters within the scope of its functions. The Audit Committee held two meetings during fiscal 1997.

    The members of the Compensation Committee are Christopher J. Herron, Arthur
M. Southam, M.D. and J. Matthew Mackowski. Among the functions performed by this committee are to review and make recommendations to the Board of Directors concerning the compensation of the key management employees of the Company and to administer the Company's equity incentive plan. The Compensation Committee held two meetings during fiscal 1997.

ATTENDANCE AT MEETINGS

    During fiscal 1997, there were no members of the Board of Directors who attended fewer than seventy-five percent of the meetings of the Board of Directors and all committees of the Board on which they served.

COMPENSATION OF DIRECTORS

    Directors other than Mr. Mackowski who are not employees of the Company are paid directors fees consisting of $5,000 per year and $1,000 for each Board meeting attended. Directors who attend meetings of the Audit Committee or Compensation Committee receive an additional $1,000 for each meeting not held on the same day as a Board meeting. In addition, under the Nonemployee Director Stock Option Plan, each nonemployee director other than Mr. Mackowski will be granted at the Annual Meeting and at each subsequent annual meeting an option to purchase 5,000 shares of Common Stock at an exercise period equal to the fair market value on the date of grant. Ms. Roth, who was an executive officer of the Company until August 1997, continues as Executive Director of Business Development and receives a salary of $12,623 per month.

                 ITEM 2--APPROVAL OF THE AMENDMENT OF THE 1996
                         OMNIBUS EQUITY INCENTIVE PLAN

    In January 1996 the stockholders of the Company adopted the 1996 Omnibus Equity Incentive Plan (the "Plan") pursuant to which an aggregate of 500,000 shares of the Company's Common Stock were originally reserved for issuance to employees and consultants of the Company and its subsidiaries. In March 1997, the stockholders approved an amendment to the Plan increasing the number of shares of common stock authorized for issuance thereunder by 400,000 shares. In February 1998, the Board of Directors of the Company amended the Plan, subject to stockholder approval at the 1998 Annual Meeting, to increase the number of shares authorized for issuance under the Plan by an additional 500,000 shares.

    The reason for this increase is to ensure that a sufficient number of shares of the company's Common Stock is available under the Plan for awards to attract, retain and motivate selected employees with outstanding experience and ability. As of September 30, 1997, there were 100,250 shares remaining for awards, which would increase to 600,125 if the proposal is approved. Set forth below is a summary of the principal features of the Plan.

GENERAL

    The Plan provides for the granting of stock options, stock appreciation rights ("SARs"), restricted stock awards, performance unit awards and performances share awards (collectively, "Awards") to key employees and consultants of the Company and its subsidiaries.

PURPOSE

    The purpose of the Plan is to promote the success, and enhance the value, of the Company's stockholders and by providing such employees and consultants with an incentive for outstanding performance. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract and retain the services of participating employees and consultants upon whose judgement, interest and special efforts the Company is largely dependent for the successful conduct of its operations.

ELIGIBILITY TO RECEIVE AWARDS

    Employees of the Company and its subsidiaries, and persons who provide significant services to the Company or its subsidiaries, but who are neither employees of the Company or its subsidiaries nor directors of the Company ("consultants") are eligible to be granted Awards under the Plan. However, incentive stock options (see below) may be granted only to employees.

ADMINISTRATION

    The Plan is administered by the Compensation Committee of the Board of Directors of the Company (the "Committee"). Subject to the terms of the Plan, the Committee has the sole discretion to determine the employees and consultants who shall be granted Awards, the size the types of such Awards, and the terms and conditions of such Awards. The Committee may delegate its authority to grant and administer Awards to a separate committee appointed by the Committee, but only the Committee may make Awards to participants who are executed officers of the Company.

OPTIONS

    The price of the shares of the Company's Common Stock subject to each option (the "option price") is set by the Committee but may not be less than 50% of the fair market value on the date of grant in the case of an option that is not an incentive stock option (a "nonqualified stock option"), and not less than 100% of the fair market value in the case of an incentive stock option.

    Options granted under the Plan are excercisable at the times and on the terms established by the Committee, provided that options granted to officers who are subject to section 16(b) of the Securities and Exchange Act of 1934 (the "Exchange Act") may not be exercised until six months following the date of grant. Subject to the foregoing limitation, the Committee may accelerate the exercisability of any option.

    The option price must be paid in full in cash or its equivalent at the time of exercise. The Committee also may permit payment of the option price by the tender of previously acquired shares of the Company's stock of such other legal consideration which the Committee determines to be consistent with the Plan's purpose and applicable law.

STOCK APPRECIATION RIGHTS

    The Plan permits the grant of three types of SARs: Affiliated SARs, Freestanding SARs, Tandem SARs, or any combination thereof. An Affiliated SAR is an SAR that is granted in connection with a related option and which will be deemed to automatically be exercised simultaneous with the exercise of the related option. A Freestanding SAR is an SAR that is granted independently of any options. A Tandem SAR is an SAR that is granted in connection with a related option (and when a share is purchased under the option, the SAR is similarly cancelled).

    The Committee has complete discretion to determine the number of SARs granted to any optionee or recipient and the terms and conditions pertaining to such SARs. However, the grant price must be at least equal to the fair market value of a share of the Company's Common Stock on the grant in the case of a Freestanding SAR and equal to the option price of the related option in the case of an Affiliated or Tandem SAR. An SAR that is granted to an officer who is subject 16(b) of the Exchange Act ("Section 16(b)") may not be exercised until at lease six months following the date of grant.

RESTRICTED STOCK AWARDS

    The Plan permits the grant of restricted stock awards which are restricted Common Stock bonuses that vest in accordance with terms established by the Committee. Restricted Stock granted to an officer subject to Section 16(b) may not vest prior to six months following the date of its grant. The Committee may impose restrictions and conditions on the shares, including, without limitation, restrictions based upon the achievement of specific performance goals (Company-wide, divisional and/or individual), and/or restrictions under applicable federal or state securities laws. The Committee may accelerate the time at which any restrictions lapse, and/or remove any restrictions.

PERFORMANCE UNIT/SHARE AWARDS

    The Plan permits the grant of performance unit and performance share awards which are bonuses credited to an account established for the recipient and payable in cash, Common Stock, or a combination thereof. Each performance share has an initial value equal to the fair market value of a share of the Company's Common Stock on the date of its grant. The number and/or value of performance unit/shares that will be paid out to recipients will depend upon the extent to which performance goals established by the Committee are satisfied. The payment date for performance unit/share awards granted to officers and directors subject to Section 16(b) may not be less than six months from the date of grant.

    After a performance unit/share award has vested, the recipient will be entitled to receive a payout of the number of performance units/shares earned by the recipient, to be determined as a function of the extent to which the corresponding performance goals have been achieved. The Committee also may waive the achievement of any performance goals for such performance unit/share.

    Subject to the applicable award agreement, performance units/shares awarded to recipients will be forfeited to the Company upon the earlier of the recipient's termination of employment of the date set forth in the award agreement.

NONTRANSFERABILITY OF AWARDS

    Awards granted under the Plan may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the applicable laws of descent and distribution. However, an optionee or recipient may designate one or more beneficiaries to receive any exercisable or vested Awards following his or her death.

NEW PLAN BENEFITS

    Regulations recently adopted by the Securities and Exchange Commission require disclosure of benefits to the executive officers of the Company named in the summary compensation table and to certain other categories of award recipient, if such benefits are determinable. In addition to the grants of stock options set forth below, it is likely that substantial additional grants will be made to all such persons and others during the life of the Plan, and it is impossible to determine the amount or terms of such future grants.

    The following table sets forth as of December 31, 1997 (a) the aggregate number of shares of the Company's Common Stock subject to Awards granted under the Plan and (b) the dollar value of such awards based on the difference between $10.25 per share, the closing price for the shares of Common Stock on December 31, 1997, and the weighted average exercise price at which such stock options were granted.

                                                                                            NUMBER OF
                                                                                             SHARES     DOLLAR VALUE
NAME OF INDIVIDUAL OF GROUP                                                                  GRANTED    OF AWARDS(1)
-----------------------------------------------------------------------------------------  -----------  ------------
Richard C. Auger.........................................................................      -0-       $  -0-
Catherine C. Roth........................................................................      -0-          -0-
J Matthew Mackowski......................................................................      -0-          -0-
Christopher J. Herron....................................................................       5,000        19,350
Arthur M. Southam, M.D...................................................................      10,000       -0-
Russell J. Harrison......................................................................     350,000     1,508,500
All executive officers, as a group.......................................................     350,000     1,508,500
All employees who are not executive officers, as a group.................................     716,630     7,100,619
All directors who are not executive officers, as a group.................................      15,000       -0-

------------------------

(1) All options were granted with an exercise price equal to 100% of fair market value on the date of grant. On December 31, 1997 the closing price for the shares of the Company's Common Stock on the Nasdaq National Market was $10.25 per share.

TAX ASPECTS

    A recipient of a stock option or SAR will not have taxable income on the date of grant. Upon the exercise of nonqualified options and SARs, the participant will recognize ordinary income equal to the difference between the fair market value of the shares on the date of exercise and the exercise price. Any gain or loss recognized upon any later disposition of the shares generally will be capital gain or loss.

    Purchase of shares upon exercise of an incentive stock option will not result in any taxable income to the participant, except for purposes of the alternative minimum tax. Gain or loss recognized by the participant on a later sale or other disposition will either be long-term capital gain or loss or ordinary income, depending upon how long the participant holds the shares. Any ordinary income recognized will be in the amount, if any, by which the lesser of
(1) the fair market value of such shares on the date of exercise or (2) the amount realized from the sale, exceeds the exercise price.

    Upon receipt of restricted stock or a performance unit/share, the participant will not have taxable income unless he or she elects to be taxed. Absent such election, upon vesting the participant will recognize ordinary income equal to the fair market value of the shares or units at such time.

    The Company generally will be entitled to a tax deduction for an Award in an amount equal to the ordinary income realized by the participant at the time the participant recognizes such income. In addition, Internal Revenue Code Section 162(m) contains special rules regarding the federal income tax deductibility of compensation paid to the Company's Chief Executive Officer and to each of the other four most highly compensated executive officers. The general rule is that annual compensation paid to any of these specified executive will be deductible only to the extent that it does not exceed $1 million.

AMENDMENT AND TERMINATION OF THE PLAN

    The Board generally may amend or terminate the Plan at any time for any reason.

REQUIRED VOTE

    The affirmative vote of a majority of shares present in person or by proxy at the Annual Meeting and entitled to vote is required to approve the proposed amendment to the Plan.

    THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE APPROVAL OF THE AMENDMENT OF THE 1996 OMNIBUS EQUITY INCENTIVE PLAN.

                             EXECUTIVE COMPENSATION

COMPENSATION OF EXECUTIVE OFFICERS

    The compensation paid to the Company's Chief Executive Officer and other executive officers who received compensation in excess of $100,000 for services in all capacities to the Company and its subsidiaries during fiscal 1995, 1996 and 1997 is set forth below.

                           SUMMARY COMPENSATION TABLE

                                                                                            LONG TERM
                                                                                       COMPENSATION AWARDS
                                                    ANNUAL                         ---------------------------
                                                 COMPENSATION                                       SECURITIES  ALL OTHER
                                              ------------------   OTHER ANNUAL      RESTRICTED     UNDERLYING  COMPENSA-
NAME AND PRINCIPAL POSITION             YEAR  SALARY($) BONUS($)  COMPENSATION($)  STOCK AWARDS($)   OPTIONS     TION($)
--------------------------------------  ----  --------  --------  ---------------  ---------------  ----------  ---------
Russel J. Harrison ...................  1997  $ 40,702    --          --                --            350,000     --
  President and Chief Executive                           --          --                --             --         --
  Officer since August 1997                               --          --                --             --         --
Richard C. Auger .....................  1997  $163,000    --          --                --             --         --
  Chairman of the Board                 1996  $156,067    --          --                --             --         --
                                        1995  $137,742    --          --                --             --         --
Catherine C. Roth ....................  1997  $151,475    --          --                --             --         --
  President until August 1997           1996  $145,011    --          --                --             --         --
                                        1995  $127,809    --          --                --             --         --

    The following table sets forth certain information regarding stock options granted during fiscal 1997 to the executive officers named in the foregoing Summary Compensation Table. None of such persons received awards of stock appreciation rights during fiscal 1997.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                     INDIVIDUAL GRANTS                              POTENTIAL REALIZABLE
                                        -------------------------------------------                   VALUE AT ASSUMED
                                          NUMBER OF      PERCENT OF                                ANNUAL RATES OF STOCK
                                         SECURITIES     TOTAL OPTIONS                              PRICE APPRECIATION FOR
                                         UNDERLYING      GRANTED TO     EXERCISE OR                    OPTION TERM(3)
                                           OPTIONS      EMPLOYEES IN    BASE PRICE    EXPIRATION  ------------------------
NAME                                    GRANTED(#)(1)    FISCAL YEAR     ($/SH)(2)       DATE        5%($)       10%($)
--------------------------------------  -------------   -------------   -----------   ----------  -----------  -----------
Russell J. Harrison...................      350,000             46%     $    5.94     08/04/2007  $ 3,386,472  $ 5,392,391
Richard C. Auger......................      --              --             --             --          --           --
Catherine C. Roth.....................      --              --             --             --          --           --

------------------------

(1) All options granted in fiscal 1997 are subject to a five year vesting schedule commencing August 1998. Under the terms of the Company's Stock Option Plan, the Compensation Committee retains discretion, subject to plan limits, to modify the terms of outstanding options.

(2) All options were granted at fair market value at date of grant.

(3) Realizable values are reported net of the option exercise price. The dollar amounts under these columns are the result of calculations at the 5% and 10% rates (determined from the price at the date of grant, not the stock's current market value) set by the Securities and Exchange Commission and therefore are not intended to forecast possible future appreciation, if any, of the Company's stock price. Actual gains, if any, on stock option exercises are dependent on the future performance of the common stock as well as the optionholder's continued employment through the vesting period. The potential realizable value calculation assumes that the optionholder waits until the end of the option term to exercise the option.

    The following table sets forth certain information with respect to stock option exercises during 1997 and stock options held by each of the Company's executive officers named in the foregoing summary compensation table as of September 30, 1997.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                            AND FY-END OPTION VALUES

                                                                                                        VALUE OF
                                                                                       NUMBER OF       UNEXERCISED
                                                                                      UNEXERCISED     IN-THE-MONEY
                                                                                      OPTIONS AT         OPTIONS
                                                                                       FY-END(#)      AT FY-END($)
                                                            SHARES                  ---------------  ---------------
                                                          ACQUIRED ON     VALUE      EXERCISABLE/     EXERCISABLE/
NAME                                                      EXERCISE(#)  REALIZED($)   UNEXERCISABLE    UNEXERCISABLE
--------------------------------------------------------  -----------  -----------  ---------------  ---------------
Russell J. Harrison.....................................      -0-          -0-         -0-/350,000    0-/$1,508,500

Richard C. Auger........................................      --           --             --               --

Catherine C. Roth.......................................      --           --             --               --

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    Mackowski & Shepler, a private investment partnership of which Mr. Mackowski is a partner and 50% owner, continues to provide financial and strategic advisory services to the Company under an arrangement which commenced in November 1994. Under this arrangement, Mackowski & Shepler received payments totaling $90,000 in fiscal 1997 and will continue to receive $7,500 per month until March 31, 1998.

TRANSACTIONS WITH THE COMPANY

    See "Compensation Committee Interlocks and Insider Participation."

                      REPORT OF THE COMPENSATION COMMITTEE

To the Board of Directors:

    The Compensation Committee (the "Committee") is comprised of three outside directors of the Board of Directors, and is responsible for setting and monitoring policies governing the compensation of executive officers. The Committee reviews the performance and compensation levels for executive officers, sets salary and bonus levels for these individuals, and approves all stock option grants under the Company's 1996 Omnibus Equity Incentive Plan.

    The objective of Health Systems Design Corporation's executive compensation program is to ensure that the Company is able to secure the necessary high-caliber talent needed to contribute toward planned business goals, and enhance stockholder value by linking the financial interests of the Company's executives with those of the stockholders. The Company's compensation philosophy is to offer a competitive total compensation opportunity that includes a peer group competitive base pay element, a bonus element that varies directly with the Company's business results against targeted goals, and an incentive stock option element that provides financial rewards proportionate to growth in long-term share values.

    In seeking to link executive pay to the interests of the stockholders, the Committee believes that the most appropriate measure of corporate performance is an increase in long-term share value, which involves improving such quantitative performance measures as revenue, net income, cash flow, operating margins, earnings per share, and return on shareholders' equity. Other qualitative factors may be considered by the Committee as elements leading to the increase in long term value of the Company to its stockholders. These factors include successful completion of new products, customer retention and satisfaction, establishment of corporate strategic relationships, as well as the general performance of individual job responsibilities.

    In setting compensation policies the Committee analyzed reported data of both published industry sector compensation surveys and the most recently filed proxies of identified peer group companies. Additionally, the Committee has periodically reviewed data from outside compensation consultants in comparing the compensation levels of Health Systems Design Corporation's executive officers with similar positions in comparable organizations.

    The Committee is of the opinion that the compensation levels for its executive officers are in line with similar positions of responsibility and scope in comparable organizations, and that an appropriate amount of total remuneration potential exists based on the planned performance of the Company, therefore providing sufficient incentive for executives to focus upon future business results and share values.

CEO COMPENSATION

    The salary of the Chief Executive Officer is reviewed by the Committee on an annual basis and, in determining any salary adjustment, the Committee considers the factors outlined above. Richard C. Auger served as the Company's Chief Executive Officer until August 1997 and received salary in 1997 of $163,000. This is lower than comparable salary levels at other companies within the industry and was based on an acknowledgment of Mr. Auger's substantial equity ownership in the Company and his request that he be paid lower than industry averages. In consideration of such equity ownership, Mr. Auger has not participated in the Company's incentive stock option program.

    In June 1997 the Company hired Russell J. Harrison as a consultant with the agreement that he would assume the position of President and Chief Executive Officer in August 1997. In setting the compensation package for Mr. Harrison, the Committee took into account salary, bonus and incentive stock option levels provided to CEOs of peer group companies and Mr. Harrison's prior compensation history. Mr. Harrison's compensation package includes annual salary of $250,000, a bonus of up to $150,000 based on achievement of specific financial performance indicators, and stock options to purchase 350,000 shares of the Company's common stock with vesting over five years, exercisable at the fair market value of the common stock on the first day of his employment by the Company. The Committee believes that Mr. Harrison's compensation package provides adequate incentive to achieve both short and long term Company performance.

DEDUCTIBILITY OF EXECUTIVE COMPENSATION

    Internal Revenue Code Section 162(m) contains special rules regarding the federal income tax deductibility of compensation paid to the Company's Chief Executive Officer and to each of the other four most highly compensated executive officers. The general rule is that annual compensation paid to any of these specified executives will be deductible only to the extent that it does not exceed $1 million. Given that the annual compensation currently paid to each of the Company's executive officers is substantially below $1 million, the Company has not adopted an overall policy regarding Section 162(m).

                                          Compensation Committee

                                          Christopher J. Herron
                                          Arthur M. Southam, M.D.
                                          J. Matthew Mackowski

February 9, 1998

                               PERFORMANCE GRAPH

    The following graph compares the percentage change in the Company's cumulative total stockholder return on its Common Stock for the period from the Company's initial public offering on March 5, 1996 to September 30, 1997 with the cumulative total return of the Nasdaq Composite (U.S.) Index and the Nasdaq Computer and Data Processing Index, a peer group index consisting of all of the more than 300 computer and data processing companies listed on the Nasdaq National and Small Capitalization Markets.

    The comparisons in the graph below are based on historical data and are not indicative of, or intended to forecast, the possible future performance of the Company's Common Stock.

                COMPARISON OF 19 MONTH CUMULATIVE TOTAL RETURN*
 AMONG HEALTH SYSTEMS DESIGN CORPORATION, THE NASDAQ STOCK MARKET (U.S. INDEX)
                AND THE NASDAQ COMPUTER & DATA PROCESSING INDEX

                            HEALTH SYSTEMS
                                DESIGN          NASDAQ STOCK     NASDAQ COMPUTER &
                              CORPORATION       MARKET (U.S.)     DATA PROCESSING
                           -----------------  -----------------  -----------------
3/05/96                              100                100                100
3/96                                 106                101                103
6/96                                 113                109                114
9/96                                  88                113                116
12/96                                 68                118                121
3/97                                  45                112                112
6/97                                  51                132                144
9/97                                  74                155                157

*$100 INVESTED ON 3/05/96 IN STOCK OR INDEX-
INCLUDING REINVESTMENT OF DIVIDENDS.
FISCAL YEAR ENDING SEPTEMBER 30.

               OWNERSHIP OF MANAGEMENT AND PRINCIPAL STOCKHOLDERS

    The following table indicates, as to (i) each person who is known by the Company to own beneficially more than 5% of the outstanding shares of Common Stock, (ii) each director, (iii) each named executive officer and (iv) all directors and executive officers as a group, the number of shares and percentage of the Company's stock beneficially owned as of December 31, 1997.

                                                                        SHARES BENEFICIALLY OWNED
                                                                         AS OF DECEMBER 31, 1997
                                                                        --------------------------
                                                                          NUMBER OF
EXECUTIVE OFFICER OR DIRECTOR                                           COMMON SHARES     PERCENT
----------------------------------------------------------------------  --------------    --------
Richard C. Auger(1)...................................................    1,590,800          24.3%

Catherine C. Roth(1)..................................................    1,207,609(2)       18.5%

J. Matthew Mackowski(1)...............................................    1,410,286(3)       21.4%

The D3 Family Fund, L.P(4) ...........................................      388,000           5.9%
  19605 N.E. 8th Street
  Camas, Washington 98607

Amerindo Investment Advisors Inc.(5) .................................      429,700           6.6%
  One Embarcadero Center,
  Suite 2300
  San Francisco, CA 94111

Russell J. Harrison...................................................      -0-             -0-

Christopher J. Herron.................................................      -0-             -0-

Arthur M. Southam, M.D................................................        5,300          *

All directors and executive officers as a group (seven persons).......    4,215,595(6)       63.8%

------------------------

(*) Less than 1%.

(1) The address of Mr. Auger, Ms. Roth and Mr. Mackowski is 1330 Broadway, Oakland, California 94612. Each of these persons may be deemed to be a "control person" of the Company within the meaning of the rules and regulations of the Securities and Exchange Commission by reason of his stock ownership and positions with the Company.

(2) Includes 248,000 shares of Common Stock held by Ms. Roth's children.

(3) Includes 60,000 shares issuable upon exercise of outstanding warrants which are immediately exercisable. Also includes 12,000 shares issuable upon exercise of outstanding stock options exercisable within 60 days as of December 31, 1997.

(4) Based on Schedule 13D filed with the Company reflecting beneficial ownership as of June 23, 1997.

(5) Based on a Schedule 13G filed with the Company reflecting beneficial ownership as of December 31, 1997. Includes 29,200 shares held by Amerindo Investment Advisors, Inc., a Panama corporation ("Amerindo Panama") Messrs. Alberto W. Vilar and Gary A. Tanaka may each also be deemed to be the beneficial owner of 429,700 shares based upon their capacity as the sole shareholders and directors of Amerindo Investment Advisors Inc. ("Amerindo") and Amerindo Panama. Amerindo and Amerindo Panama are investment advisors and purchased the securities in their capacity as such. Amerindo, Amerindo Panama and Messrs. Vilar and Tanaka each expressly disclaim beneficial ownership of the shares.

(6) Includes 60,000 shares issuable upon exercise of outstanding warrants which are immediately exercisable. Also includes 13,600 shares issuable upon exercise of outstanding stock options exercisable within 60 days as of December 31, 1997.

                           SECTION 16(a) INFORMATION

    Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than ten-percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

    Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no Forms 5 were required for those persons, the Company believes that, during the period from October 1, 1996 to September 30, 1997 all filing requirements applicable to its officers, directors, and greater than ten-percent beneficial owners were complied with.

                                    AUDITORS

    Arthur Andersen LLP, independent certified public accountants, serves as the Company's principal accountants. Representatives of Arthur Andersen LLP will be present at the Annual Meeting with the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

                                 OTHER MATTERS

    As of the date of this Proxy Statement, there are no other matters which management intends to present or has reason to believe others will present to the meeting. If other matters properly come before the meeting, those who act as proxies will vote in accordance with their judgment.

                             STOCKHOLDER PROPOSALS

    If any stockholder intends to present a proposal for action at the Company's 1998 Annual Meeting and wishes to have such proposal set forth in management's proxy statement, such stockholder must forward the proposal to the Company so that it is received on or before November 4, 1998. Proposals should be addressed to the Company at 1330 Broadway, Oakland, California 94612, Attention: Corporate Secretary.

                              COST OF SOLICITATION

    All expenses in connection with the solicitation of this proxy, including the charges of brokerage houses and other custodians, nominees or fiduciaries for forwarding documents to stockholders, will be paid by the Company.

Dated: March 4, 1998.

                                          By Order of the Board of Directors
                                          Catherine C. Roth, Secretary

                                                                   APPENDIX A






                         HEALTH SYSTEMS DESIGN CORPORATION


                              1996 OMNIBUS EQUITY


                                INCENTIVE PLAN

                                TABLE OF CONTENTS

SECTION 1  ESTABLISHMENT, PURPOSE AND DURATION ...........................  1
     1.1    Establishment of the Plan ....................................  1
     1.2    Purpose of the Plan ..........................................  1
     1.3    Duration of the Plan .........................................  1

SECTION 2  DEFINITIONS ...................................................  1
     2.1   "Affiliated SAR" ..............................................  1
     2.2   "Award" .......................................................  2
     2.3   "Award Agreement" .............................................  2
     2.4   "Board" .......................................................  2
     2.5   "Code" ........................................................  2
     2.6   "Committee" ...................................................  2
     2.7   "Company" .....................................................  2
     2.8   "Consultant" ..................................................  2
     2.9   "Director" ....................................................  2
     2.10  "Disability" ..................................................  2
     2.11  "Employee" ....................................................  2
     2.12  "Exchange Act .................................................  2
     2.13  "Fair Market Value" ...........................................  3
     2.14  "Freestanding SAR" ............................................  3
     2.15  "Incentive Stock Option" ......................................  3
     2.16  "Insider" .....................................................  3
     2.17  "Nonqualified Stock Option" ...................................  3
     2.18  "Option" ......................................................  3
     2.19  "Option Price" ................................................  3
     2.20  "Participant" .................................................  3
     2.21  "Performance Unit" ............................................  3
     2.22  "Performance Share" ...........................................  3
     2.23  "Period of Restriction" .......................................  3
     2.24  "Restricted Stock" ............................................  3
     2.25  "Retirement" ..................................................  4
     2.26  "Shares" ......................................................  4
     2.27  "Stock Appreciation Right" ....................................  4
     2.28  "Subsidiary" ..................................................  4
     2.29  "Tandem SAR" ..................................................  4
     2.30  "Window Period" ...............................................  4

SECTION 3  ADMINISTRATION ................................................  4
     3.1    The Committee ................................................  4


                                       A-1



     3.2    Authority of the Committee ...................................  4
     3.3    Decisions Binding ............................................  5

SECTION 4  SHARES SUBJECT TO THE PLAN ....................................  5
     4.1    Number of Shares .............................................  5
     4.2    Lapsed Awards ................................................  6
     4.3    Adjustments in Authorized Shares .............................  7









                                      A-2



SECTION 5  ELIGIBILITY AND PARTICIPATION .................................  7
     5.1    Eligibility ..................................................  7
     5.2    Actual Participation .........................................  7

SECTION 6  STOCK OPTIONS .................................................  7
     6.1    Grant of Options .............................................  7
     6.2    Award Agreement ..............................................  7
     6.3    Option Price .................................................  8
            6.3.1  Nonqualified Stock Options ............................  8
            6.3.2  Incentive Stock Options ...............................  8
     6.4    Duration of Options ..........................................  8
     6.5    Exercise of Options ..........................................  8
     6.6    Payment ......................................................  8
     6.7    Restrictions on Share Transferability ........................  9
     6.8    Certain Additional Provisions for Incentive Stock Options.....  9
            6.8.1  Exercisability ........................................  9
            6.8.2  Termination of Employment .............................  9
            6.8.3  Employees Only ........................................ 10
     6.9    Nontransferability of Options ................................ 10

SECTION 7  STOCK APPRECIATION RIGHTS ..................................... 10
     7.1    Grant of SARs ................................................ 10
     7.2    Exercise of Tandem SARs ...................................... 10
     7.3    Exercise of Affiliated SARs .................................. 11
     7.4    Exercise of Freestanding SARs ................................ 11
     7.5    SAR Agreement ................................................ 11
     7.6    Term of SARs ................................................. 11
     7.7    Payment of SAR Amount ........................................ 11
     7.8    Rule 16b-3 Requirements ...................................... 11
     7.9    Nontransferability of SARs ................................... 11

SECTION 8  RESTRICTED STOCK .............................................. 12
     8.1    Grant of Restricted Stock .................................... 12
     8.2    Restricted Stock Agreement ................................... 12
     8.3    Transferability .............................................. 12
     8.4    Other Restrictions ........................................... 12
     8.5    Certificate Legend ........................................... 12
     8.6    Removal of Restrictions ...................................... 13
     8.7    Voting Rights ................................................ 13
     8.8    Dividends and Other Distributions ............................ 13
     8.9    Return of Restricted Stock to Company ........................ 13

SECTION 9  PERFORMANCE UNITS AND PERFORMANCE SHARES ...................... 14
     9.1    Grant of Performance Units/Shares ............................ 14
     9.2    Value of Performance Units/Shares ............................ 14


                                      A-3



     9.3    Earning of Performance Units/Shares .......................... 14
     9.4    Form and Timing of Payment of Performance Units/Shares ....... 14












                                      A-4




     9.5    Cancellation of Performance Units/Shares ..................... 14
     9.6    Nontransferability ........................................... 15

SECTION 10  BENEFICIARY DESIGNATION ...................................... 15

SECTION 11  DEFERRALS .................................................... 15

SECTION 12  RIGHTS OF EMPLOYEES .......................................... 16
     12.1   No Effect on Employment or Service ........................... 16
     12.2   Participation ................................................ 16

SECTION 13  AMENDMENT, SUSPENSION, OR TERMINATION ........................ 16
     13.1   Amendment, Suspension, or Termination ........................ 16

SECTION 14  WITHHOLDING .................................................. 16
     14.1   Tax Withholding .............................................. 16
     14.2   Shares Withholding ........................................... 16

SECTION 15  INDEMNIFICATION .............................................. 17

SECTION 16  SUCCESSORS ................................................... 18

SECTION 17  LEGAL CONSTRUCTION ........................................... 18
     17.1   Gender and Number ............................................ 18
     17.2   Severability ................................................. 18
     17.3   Requirements of Law .......................................... 18
     17.4   Securities Law Compliance .................................... 18
     17.5   Governing Law ................................................ 18
     17.6   Captions ..................................................... 19

                                      A-5

                       HEALTH SYSTEMS DESIGN CORPORATION
                       1996 OMNIBUS EQUITY INCENTIVE PLAN


                                   SECTION 1
                      ESTABLISHMENT, PURPOSE AND DURATION

      1.1 ESTABLISHMENT OF THE PLAN. Health Systems Design Corporation, a Delaware corporation (the "Company"), hereby establishes an incentive compensation plan to be known as the "Health Systems Design Corporation 1996 Omnibus Equity Incentive Plan" (the "Plan"). The Plan permits the grant of Nonqualified Stock Options, Incentive Stock Options, SARs, Restricted Stock, Performance Units, and Performance Shares. The Plan is effective immediately preceding the date that the Company's Registration Statement on Form S-1 covering the sale of its Common Stock is declared effective by the Securities and Exchange Commission.

      1.2 PURPOSE OF THE PLAN. The purpose of the Plan is to promote the success, and enhance the value, of the Company by linking the personal interests of Participants to those of Company shareholders, and by providing Participants with an incentive for outstanding performance.

      The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of Participants upon whose judgment, interest, and special effort the successful conduct of its operation largely is dependent.

      1.3 DURATION OF THE PLAN. The Plan shall commence on the date specified in Section 1.1, and shall remain in effect, subject to the right of the Board of Directors to terminate the Plan at any time pursuant to Section 13 until all Shares subject to the Plan have been purchased or acquired pursuant to the provisions of the Plan. However, without further stockholder approval, no Incentive Stock Option may be granted under the Plan on or after February 15, 2005.

                                 SECTION 2
                                DEFINITIONS

      The following terms shall have the meanings set forth below, unless plainly required by the context:

      2.1 "AFFILIATED SAR" means a SAR that is granted in connection with a related Option, and which will be deemed to automatically be exercised simultaneous with the exercise of the related Option.

      2.2 "AWARD" means, individually or collectively, a grant under the Plan of Nonqualified Stock Options, Incentive Stock Options, SARs, Restricted Stock, Performance Units, or Performance Shares.

      2.3 "AWARD AGREEMENT" means an agreement entered into by each Participant and the Company, setting forth the terms and provisions applicable to Awards granted to Participants under this Plan.

      2.4 "BOARD" or "Board of Directors" means the Board of Directors of the Company.

      2.5 "CODE" means the Internal Revenue Code of 1986, as amended. Reference to a specific section of the Code shall include such section, any valid regulation promulgated thereunder, and any comparable provision of any future legislation amending, supplementing or superseding such section.

      2.6 "COMMITTEE" means the committee, as specified in Section 3, appointed by the Board to administer the Plan with respect to grants of Awards.

      2.7 "COMPANY" means Health Systems Design Corporation, a Delaware corporation, or any successor thereto.

      2.8 "CONSULTANT" means any consultant, independent contractor, or other person who provides significant services to the Company or its Subsidiaries, but who is neither an employee of the Company or its Subsidiaries, nor a Director of the Company.

      2.9 "DIRECTOR" means any individual who is a member of the Board of Directors of the Company.

      2.10 "DISABILITY" means a permanent and total disability within the meaning of Code Section 22(e)(3).

      2.11 "EMPLOYEE" means any employee of the Company or of the Company's Subsidiaries, whether such employee is so employed at the time the Plan is adopted or becomes so employed subsequent to the adoption of the Plan. Directors who are not otherwise employed by the Company shall not be considered Employees.

      2.12 "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended from time to time, or any successor Act thereto. Reference to a specific section or regulation of the Exchange Act shall include such section or regulation, any valid regulation promulgated thereunder, and any comparable provision of any future legislation amending, supplementing or superseding such section or regulation.

      2.13 "FAIR MARKET VALUE" means the average of the highest and lowest quoted selling prices for Shares on the relevant date, or if there were no sales on such date, the weighted average of the means between the highest and lowest quoted selling prices on the nearest day before and the nearest day after the relevant date, as determined by the Committee.

      2.14 "FREESTANDING SAR" means a SAR that is granted independently of any Options.

      2.15 "INCENTIVE STOCK OPTION" or "ISO" means an option to purchase Shares, which is designated as an Incentive Stock Option and is intended to meet the requirements of Section 422 of the Code.

      2.16 "INSIDER" shall mean an Employee who, on the relevant date, is a Company director, Company officer (within the meaning of Rule 16a-1 promulgated under the Exchange Act), or beneficial owner of 10% or more of the Shares.

      2.17 "NONQUALIFIED STOCK OPTION" or "NQSO" means an option to purchase Shares which is not intended to be an Incentive Stock Option.

      2.18 "OPTION" means an Incentive Stock Option or a Nonqualified Stock Option.

      2.19 "OPTION PRICE" means the price at which a Share may be purchased by a Participant pursuant to an Option, as determined by the Committee.

      2.20 "PARTICIPANT" means an Employee of the Company who has outstanding an Award granted under the Plan.

      2.21 "PERFORMANCE UNIT" means an Award granted to an Employee pursuant to Section 9.

      2.22 "PERFORMANCE SHARE" means an Award granted to an Employee, pursuant to Section 9 herein.

      2.23 "PERIOD OF RESTRICTION" means the period during which the transfer of Shares of Restricted Stock is limited in some way (based on the passage of time, the achievement of performance goals, or upon the occurrence of other events as determined by the Committee, in its discretion), and the Shares are subject to a substantial risk of forfeiture, as provided in
Section 8.

      2.24 "RESTRICTED STOCK" means an Award granted to a Participant pursuant to Section 8.

      2.25 "RETIREMENT" shall have the meaning for each respective individual Participant ascribed to it in the pension plan of the Company applicable to each such respective Participant.

      2.26  "SHARES" means the shares of common stock of the Company.

      2.27 "STOCK APPRECIATION RIGHT" or "SAR" means an Award, granted alone or in connection with a related Option, designated as a SAR, pursuant to the terms of Section 7.

      2.28 "SUBSIDIARY" means any corporation in which the Company owns directly, or indirectly through subsidiaries, at least fifty percent (50%) of the total combined voting power of all classes of stock, or any other entity (including, but not limited to, partnerships and joint ventures) in which the Company owns at least fifty percent (50%) of the combined equity thereof.

      2.29 "TANDEM SAR" means a SAR that is granted in connection with a related Option, the exercise of which shall require forfeiture of the right to purchase a Share under the related Option (and when a Share is purchased under the Option, a SAR shall similarly be cancelled).

      2.30 "WINDOW PERIOD" means the period beginning on the third business day following the date of public release of the Company's quarterly sales and earnings information, and ending on the twelfth business day following such date.

                                  SECTION 3
                               ADMINISTRATION

      3.1 THE COMMITTEE. The Plan shall be administered by the Committee. The Committee shall consist of not less than two (2) Directors. The members of the Committee shall be appointed from time to time by, and shall serve at the pleasure of, the Board of Directors. The Committee shall be comprised solely of Directors who are "disinterested persons" under Rule 16b-3 under the Exchange Act. Notwithstanding any contrary provision of the Plan, during the period prior to the time when the Shares first are registered under
Section 12 of the Exchange Act, the Board (a) shall have all of the authority granted under the Plan to the Committee, and (b) may exercise all of the powers of the Committee.

      3.2 AUTHORITY OF THE COMMITTEE. The Committee shall have full power, except as limited by law or by the Certificate of Incorporation or Bylaws of the Company, and subject to the provisions herein, to determine the size and types of Awards; to determine the terms and conditions of such Awards in a manner consistent with the Plan; to construe and interpret the Plan and any Award Agreement or instrument entered into under the Plan; to establish, amend, or waive rules and regulations for the Plan's administration; and (subject to the provisions of Section 13 herein) to amend the terms and conditions of any outstanding Award to the extent such terms and conditions are within the discretion of the Committee as provided in the Plan. Further, the Committee shall make all other determinations which may be necessary or advisable for the administration of the Plan. As permitted by law, the Committee may delegate its powers; provided, however, that only the Committee may administer the Plan with respect to Insiders.

      3.3 DECISIONS BINDING. All determinations and decisions made by the Committee pursuant to the provisions of the Plan and all related orders or resolutions of the Board of Directors shall be final, conclusive, and binding on all persons, including the Company, its shareholders, Employees, Participants, and their estates and beneficiaries, and shall be given the maximum deference permitted by law.

                                   SECTION 4
                            SHARES SUBJECT TO THE PLAN

      4.1 NUMBER OF SHARES. Subject to adjustment as provided in Section 4.3, the total number of Shares available for grant under the Plan may not exceed 500,000. These 500,000 Shares may be either authorized but unissued or reacquired Shares.

      The following rules will apply for purposes of the determination of the number of Shares available for grant under the Plan:

      (a) While an Award is outstanding, it shall be counted against the authorized pool of Shares, regardless of its vested status.

      (b) The grant of an Option or Restricted Stock shall reduce the Shares available for grant under the Plan by the number of Shares subject to such Award.

      (c) The grant of a Tandem SAR shall reduce the number of Shares available for grant by the number of Shares subject to the related Option (i.e., there is no double counting of Options and their related Tandem SARs); provided, however, that, upon the exercise of such Tandem SAR, the authorized Share pool shall be credited with the appropriate number of Shares representing the number of shares reserved for such Tandem SAR less the number of Shares actually delivered upon exercise thereof or the number of Shares having a Fair Market Value equal to the cash payment made upon such exercise.

      (d) The grant of an Affiliated SAR shall reduce the number of Shares available for grant by the number of Shares subject to the SAR, in addition to the number of Shares subject to the related Option; provided, however, that, upon the exercise of such Affiliated SAR, the authorized Share pool shall be credited with the appropriate number of Shares representing the number of shares reserved for such Affiliated SAR less the number of Shares actually delivered upon exercise thereof or the number of Shares having a Fair Market Value equal to the cash payment made upon such exercise.

      (e) The grant of a Freestanding SAR shall reduce the number of Shares available for grant by the number of Freestanding SARs granted; provided, however, that, upon the exercise of such Freestanding SAR, the authorized Share pool shall be credited with the appropriate number of Shares representing the number of shares reserved for such Freestanding SAR less the number of Shares actually delivered upon exercise thereof or the number of Shares having a Fair Market Value equal to the cash payment made upon such exercise.

      (f) The Committee shall in each cash determine the appropriate number of Shares to deduct from the authorized pool in connection with the grant of Performance Units and/or Performance Shares.

      (g) To the extent that an Award is settled in cash rather than in Shares, the authorized Share pool shall be credited with the appropriate number of Shares having a Fair Market Value equal to the cash settlement of the Award.

      4.2 LAPSED AWARDS. If any Award granted under this Plan is cancelled, terminates, expires, or lapses for any reason (with the exception of the termination of a Tandem SAR upon exercise of the related Option, or the termination of a related Option upon exercise of the corresponding Tandem
SAR), any Shares subject to such Award again shall be available for the grant of an Award under the Plan. However, in the event that prior to the Award's cancellation, termination, expiration, or lapse, the holder of the Award at any time received one or more "benefits of ownership" pursuant to such Award (as defined by the Securities and Exchange Commission, pursuant to any rule or interpretation promulgated under Section 16 of the Exchange Act), the Shares subject to such Award shall not be made available for regrant under the Plan.

      4.3 ADJUSTMENTS IN AUTHORIZED SHARES. In the event of any merger, reorganization, consolidation, recapitalization, separation, liquidation, stock dividend, split-up, Share combination, or other change in the corporate structure of the Company affecting the Shares, such adjustment shall be made in the number and class of Shares which may be delivered under the Plan, and in the number and class of and/or price of Shares subject to outstanding Options, SARs, and Restricted Stock granted under the Plan, as may be determined to be appropriate and equitable by the Committee, in its sole discretion, to prevent dilution or diminishment of Awards; and provided that the number of Shares subject to any Award shall always be a whole number.

                                   SECTION 5
                          ELIGIBILITY AND PARTICIPATION

      5.1 ELIGIBILITY. Persons eligible to participate in this Plan include all Employees and Consultants of the Company and its Subsidiaries, as determined by the Committee, including Employees who are members of the Board, but excluding Directors who are not Employees.

      5.2 ACTUAL PARTICIPATION. Subject to the provisions of the Plan, the Committee in its sole discretion, shall select from all eligible Employees and Consultants, those to whom Awards shall be granted, and the Committee, in its sole discretion, shall determine the nature and amount of each Award.

                                    SECTION 6
                                  STOCK OPTIONS

      6.1 GRANT OF OPTIONS. Subject to the terms and provisions of the Plan, Options may be granted to Employees and Consultants at any time and from time to time as shall be determined by the Committee. The Committee shall have discretion in determining the number of Shares subject to Options granted to each Participant. The Committee may grant ISOs, NQSOs, or a combination thereof.

     6.2 AWARD AGREEMENT. Each Option grant shall be evidenced by an Award Agreement that shall specify the Option Price, the duration of the Option, the number of Shares to which the Option pertains, the conditions of exercise of the Options, and such other provisions as the Committee shall determine. The Award Agreement also shall specify whether the Option is intended to be an ISO or a NQSO.

     6.3 OPTION PRICE. The Option Price for each grant of an Option shall be determined by the Committee in its sole discretion.

            6.3.1 NONQUALIFIED STOCK OPTIONS. In the case of a Nonqualified Stock Option, the Option Price shall be not less than fifty percent (50%) of the Fair Market Value of a Share on the date that the Option is granted.

            6.3.2 INCENTIVE STOCK OPTIONS. In the case of an Incentive Stock Option, the Option Price shall be not less than one-hundred percent of the Fair Market Value of a Share on the date that the Option is granted; provided, however, that if at the time the Option is granted, the Employee (together with persons whose stock ownership is attributed to the Employee pursuant to Section 424(d) of the Code) owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of its Subsidiaries, the Option Price shall be not less than one-hundred and ten percent (110%) of the Fair Market Value of a Share on the date that the Option is granted.

      6.4 DURATION OF OPTIONS. Each Option shall expire at such time as the Committee, in its sole discretion, shall determine; provided, however, that no Incentive Stock Option may be exercised after the expiration of 10 years from the date the Option was granted; provided, further, no Incentive Stock Option granted to an Employee who, together with persons whose stock ownership is attributed to the Employee pursuant to Section 424(d) of the Code, owns stock possessing more than 10% of the total combined voting power of all classes of the stock of the Company or any of its Subsidiaries, may be exercised after the expiration of 5 years from the date the Option was granted. After the Option is granted, the Committee, in its sole discretion, may extend the maximum term of such Option.

      6.5 EXERCISE OF OPTIONS. Options granted under the Plan shall be exercisable at such times and be subject to such restrictions and conditions as the Committee, in its sole discretion, shall determine. After an Option is granted, the Committee, in its sole discretion, may accelerate the exercisability of the Option. However, in no event may any Option granted to an Insider be exercisable until six (6) months following the date of its grant.

      6.6 PAYMENT. Options shall be exercised by the Participant's delivery of a written notice of exercise to the Secretary of the Company, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares.

      The Option Price upon exercise of any Option shall be payable to the Company in full in cash or its equivalent. The Committee, in its sole discretion, also may permit exercise (a) by tendering previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the total Option Price (provided that the Shares which are tendered must have been held by the Participant for at least six (6) months prior to their tender to satisfy the Option Price), or (b) by any other means which the Committee, in its sole discretion, determines to provide legal consideration for the Shares, and to be consistent with the Plan's purpose and applicable law.

      As soon as practicable after receipt of a written notification of exercise and full payment, the Company shall deliver to the Participant, in the Participant's name, Share certificates in an appropriate amount based upon the number of Shares purchased under the Option(s).

      6.7 RESTRICTIONS ON SHARE TRANSFERABILITY. The Committee may impose such restrictions on any Shares acquired pursuant to the exercise of an Option under the Plan, as it may deem advisable, including, without limitation, restrictions under applicable Federal securities laws, under the requirements of any national securities exchange or system upon which such Shares are then listed and/or traded, and under any blue sky or state securities laws applicable to such Shares.

      6.8   CERTAIN ADDITIONAL PROVISIONS FOR INCENTIVE STOCK OPTIONS.

            6.8.1 EXERCISABILITY. The aggregate Fair Market Value (determined at the time the Option is granted) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by any Employee during any calendar year (under all plans of the Company and its Subsidiaries) shall not exceed $100,000.

            6.8.2 TERMINATION OF EMPLOYMENT. No Incentive Stock Option may be exercised more than three months after the Participant's termination of employment for any reason other than Disability or death, unless (a) the Participant dies during such three-month period, and (b) the Award Agreement permits later exercise. No Incentive Stock Option may be exercised more than one year after the Participant's termination of employment on account of Disability, unless (a) the Participant dies during such one-year period, and
(b) the Award Agreement permits later exercise.

            6.8.3 EMPLOYEES ONLY. Incentive Stock Options may be granted only to persons who are Employees at the time of grant. Consultants shall not be eligible to receive Incentive Stock Options.

      6.9 NONTRANSFERABILITY OF OPTIONS. No Option granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will, the laws of descent and distribution, or as allowed under Section 10. All Options granted to a Participant under the Plan shall be exercisable during his or her lifetime only by such Participant.

                                   SECTION 7
                            STOCK APPRECIATION RIGHTS

      7.1 GRANT OF SARS. Subject to the terms and conditions of the Plan, a SAR may be granted to an Employee or Consultant at any time and from time to time as shall be determined by the Committee, in its sole discretion. The Committee may grant Affiliated SARs, Freestanding SARs, Tandem SARs, or any combination thereof.

      The Committee shall have complete discretion to determine the number of SARs granted to any Participant, and consistent with the provisions of the Plan, the terms and conditions pertaining to such SARs. However, the grant price of a Freestanding SAR shall be at least equal to the Fair Market Value of a Share on the date of grant of the SAR. The grant price of Tandem or Affiliated SARs shall equal the Option Price of the related Option. In no event shall any SAR granted to an Insider become exercisable within the first six (6) months after the date it was granted.

      7.2 EXERCISE OF TANDEM SARS. Tandem SARs may be exercised for all or part of the Shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option. A Tandem SAR may be exercised only with respect to the Shares for which its related Option is then exercisable.

      Notwithstanding any other provision of this Plan to the contrary, with respect to a Tandem SAR granted in connection with an ISO: (i) the Tandem SAR will expire no later than the expiration of the underlying ISO; (ii) the value of the payout with respect to the Tandem SAR may be for no more than one hundred percent (100%) of the difference between the Option Price of the underlying ISO and the Fair Market Value of the Shares subject to the underlying ISO at the time the Tandem SAR is exercised; and (iii) the Tandem SAR may be exercised only when the Fair Market Value of the Shares subject to the ISO exceeds the Option Price of the ISO.

      7.3 EXERCISE OF AFFILIATED SARS. Affiliated SARs shall be deemed to be exercised upon the exercise of the related Options. The deemed exercise of Affiliated SARs shall not necessitate a reduction in the number of related Options.

      7.4 EXERCISE OF FREESTANDING SARS. Freestanding SARs shall be exercisable on such terms and conditions as shall be determined by the Committee, in its sole discretion.

      7.5 SAR AGREEMENT. Each SAR grant shall be evidenced by an Award Agreement that shall specify the grant price, the term of the SAR, the conditions of exercise and such other provisions as the Committee, in its sole discretion, shall determine.

      7.6 TERM OF SARS. The term of a SAR granted under the Plan shall be determined by the Committee, in its sole discretion.

      7.7 PAYMENT OF SAR AMOUNT. Upon exercise of a SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying:

      (a) The difference between the Fair Market Value of a Share on the date of exercise over the grant price; times

      (b)   The number of Shares with respect to which the SAR is exercised.

      At the discretion of the Committee, the payment upon SAR exercise may be in cash, in Shares of equivalent value, or in some combination thereof.

      7.8 RULE 16b-3 REQUIREMENTS. Notwithstanding any other provision of the Plan, the Committee may impose such conditions on exercise of a SAR (including, without limitation, the right of the Committee to limit the time of exercise to specified periods) as may be required to satisfy the requirements of Rule 16b-3 promulgated under the Exchange Act.

      For example, if the Participant is an Insider, the ability of the Participant to exercise SARs for cash will be limited to the Window Periods during each year. However, if the Committee determines that the Participant no longer is an Insider, or if the Federal securities laws change to permit Insiders greater freedom of exercise of SARs, then the Committee may permit Insiders to exercise SARs at other times.

      7.9 NONTRANSFERABILITY OF SARS. No SAR granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will, the laws of descent and distribution, or as permitted under Section 10. Further, all SARs granted to a Participant under the Plan shall be exercisable during his or her lifetime only by such Participant.

                                   SECTION 8
                                RESTRICTED STOCK

      8.1 GRANT OF RESTRICTED STOCK. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Shares of Restricted Stock to eligible Employees and Consultants in such amounts as the Committee, in its sole discretion, shall determine.

      8.2 RESTRICTED STOCK AGREEMENT. Each Restricted Stock grant shall be evidenced by an Award Agreement that shall specify the Period (or Periods) of Restriction, the number of Restricted Stock Shares granted, and such other terms and conditions as the Committee, in its sole discretion, shall determine.

      8.3 TRANSFERABILITY. Except as provided in this Section 8, Shares of Restricted Stock may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction established by the Committee and specified in the Award Agreement, or upon earlier satisfaction of any other conditions, as specified by the Committee in its sole discretion and set forth in the Award Agreement. However, in no event may any Restricted Stock granted to an Insider become vested in a Participant prior to six (6) months following the date of its grant. All rights with respect to the Restricted Stock granted to a Participant under the Plan shall be available during his or her lifetime only to such Participant.

      8.4 OTHER RESTRICTIONS. The Committee, in its sole discretion, may impose such other restrictions on any Shares of Restricted Stock as it may deem advisable including, without limitation, restrictions based upon the achievement of specific performance goals (Company-wide, divisional, and/or individual), and/or restrictions under applicable Federal or state securities laws; and may legend the certificates representing Restricted Stock to give appropriate notice of such restrictions.

      8.5 CERTIFICATE LEGEND. In addition to any legends placed on certificates pursuant to Section 8.4, each certificate representing Shares of Restricted Stock shall bear the following legend:

       "The sale or other transfer of the shares of stock represented by this certificate, whether voluntary, involuntary, or by operation of law, is subject to certain restrictions on transfer as set forth in the Health Systems Design Corporation 1996 Omnibus Equity Incentive Plan, and in a Restricted Stock Agreement. A copy of the Plan and such Restricted Stock Agreement may be obtained from the Secretary of Health Systems Design Corporation."

      8.6   REMOVAL OF RESTRICTIONS.  Except as otherwise provided in this
Section 8, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan shall become freely transferable by the Participant after the last day of the Period of Restriction. The Committee, in its discretion, may accelerate the time at which any restrictions shall lapse, and/or remove any restrictions. After the Shares are released from restrictions, the Participant shall be entitled to have the legend or legends required by
Section 8.4 and 8.5 removed from his or her Share certificate.

      8.7 VOTING RIGHTS. During the Period of Restriction, Participants holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares unless otherwise provided in the Award Agreement.

      8.8 DIVIDENDS AND OTHER DISTRIBUTIONS. During the Period of Restriction, Participants holding Shares of Restricted Stock granted hereunder shall be entitled to receive all dividends and other distributions paid with respect to those Shares while they are so held, unless otherwise provided in the Award Agreement. If any such dividends or distributions are paid in Shares, the Shares shall be subject to the same restrictions on transferability and forfeitability as the Shares of Restricted Stock with respect to which they were paid.

      In the event that any dividend or distribution constitutes a "derivative security" or an "equity security" pursuant to the rules promulgated under Section 16 of the Exchange Act, such dividend or distribution shall be subject to a vesting period equal to the longer of:
(i) the remaining vesting period of the Shares of Restricted Stock with respect to which the dividend or distribution is paid; or (ii) six months. The Committee shall establish procedures for the application of this provision.

      8.9 RETURN OF RESTRICTED STOCK TO COMPANY. Subject to the applicable Award Agreement and Section 8.6, upon the earlier of (a) the Participant's termination of employment, or (b) the date set forth in the Award Agreement, the Restricted Stock for which restrictions have not lapsed shall revert to the Company and, subject to Section 4.2, again shall become available for grant under the Plan.

                                   SECTION 9
                    PERFORMANCE UNITS AND PERFORMANCE SHARES

      9.1 GRANT OF PERFORMANCE UNITS/SHARES. Subject to the terms of the Plan, Performance Units and Performance Shares may be granted to eligible Employees and Consultants at any time and from time to time, as shall be determined by the Committee, in its sole discretion. The Committee shall have complete discretion in determining the number of Performance Units and Performance Shares granted to each Participant.

      9.2 VALUE OF PERFORMANCE UNITS/SHARES. Each Performance Unit shall have an initial value that is established by the Committee at the time of grant. Each Performance Share shall have an initial value equal to the Fair Market Value of a Share on the date of grant. The Committee shall set performance goals in its discretion which, depending on the extent to which they are met, will determine the number and/or value of Performance Units/Shares that will be paid out to the Participants. The time period during which the performance goals must be met shall be called a "Performance Period." Performance Periods of Awards granted to Insiders shall, in all cases, exceed six (6) months in length.

      9.3 EARNING OF PERFORMANCE UNITS/SHARES. After the applicable Performance Period has ended, the holder of Performance Units/Shares shall be entitled to receive a payout of the number of Performance Units/Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance goals have been achieved. Notwithstanding the preceding sentence, after the grant of a Performance Unit/Share, the Committee, in its sole discretion, may waive the achievement of any performance goals for such Performance Unit/Share.

      9.4 FORM AND TIMING OF PAYMENT OF PERFORMANCE UNITS/SHARES. Payment of earned Performance Units/Shares shall be made in a single lump sum, within forty-five (45) calendar days following the close of the applicable Performance Period. The Committee, in its sole discretion, may pay earned Performance Units/Shares in the form of cash, in Shares (which have an aggregate Fair Market Value equal to the value of the earned Performance Units/Shares at the close of the applicable Performance Period) or in a combination thereof.

      Prior to the beginning of each Performance Period, Participants may, in the discretion of the Committee, elect to defer the receipt of any Performance Unit/Share payout upon such terms as the Committee shall determine.

      9.5 CANCELLATION OF PERFORMANCE UNITS/SHARES. Subject to the applicable Award Agreement, upon the earlier of (a) the Participant's termination of employment, or (b) the date set forth in the Award Agreement, all remaining Performance Units/Shares shall be forfeited by the Participant to the Company, and subject to Section 4.2, the Shares subject thereto shall again be available for grant under the Plan.

      9.6 NONTRANSFERABILITY. Performance Units/Shares may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further a Participant's rights under the Plan shall be exercisable during the Participant's lifetime only by the Participant or the Participant's legal representative.

                                  SECTION 10
                            BENEFICIARY DESIGNATION

      As provided in this Section 10, each Participant under the Plan may name a beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of the Participant's death before he or she receives any or all of such benefit and/or who may exercise any vested Award under the Plan following the Participant's death. Each such designation shall revoke all prior designations by the same Participant and must be in a form and manner acceptable to the Committee. In the absence of any such designation, benefits remaining unpaid at the Participant's death shall be paid to the Participant's estate and, subject to the terms of the Plan, any unexercised vested Award may be exercised by the administrator or executor of the Participant's estate.

                                   SECTION 11
                                   DEFERRALS

      The Committee, in its sole discretion, may permit a Participant to defer such Participant's receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant by virtue of the exercise of an Option or SAR, the lapse or waiver of restrictions with respect to Restricted Stock, or the satisfaction of any requirements or goals with respect to Performance Units/Shares. Any such deferral elections shall be subject to such rules and procedures as shall be determined by the Committee from time to time.

                                   SECTION 12
                              RIGHTS OF EMPLOYEES

      12.1 NO EFFECT ON EMPLOYMENT OR SERVICE. Nothing in the Plan shall interfere with or limit in any way the right of the Company to terminate any Participant's employment or service at any time, with or without cause. For purposes of the Plan, transfer of employment of a Participant between the Company and any one of its Subsidiaries (or between Subsidiaries) shall not be deemed a termination of employment.

      12.2 PARTICIPATION. No Employee or Consultant shall have the right to be selected to receive an Award under this Plan, or, having been so selected, to be selected to receive a future Award.

                                    SECTION 13
                        AMENDMENT, SUSPENSION, OR TERMINATION

      13.1 AMENDMENT, SUSPENSION, OR TERMINATION. The Board, in its sole discretion, may alter, amend or terminate the Plan, or any part thereof, at any time and for any reason; provided, however, that without further stockholder approval, no such alteration or amendment shall (a) materially increase the benefits accruing to participants under the Plan, (b) materially increase the number of securities which may be issued under the Plan, or (c) materially modify the requirements as to eligibility for participation in the Plan; provided, further, that stockholder approval is not required if such approval is not required in order to assure the Plan's continued qualification under Rule 16b-3 promulgated under the 1934 Act. Neither the amendment, suspension, nor termination of the Plan shall, without the consent of the Participant, alter or impair any rights or obligations under any Award theretofore granted. No Award may be granted during any period of suspension nor after termination of the Plan.

                                   SECTION 14
                                  WITHHOLDING

      14.1 TAX WITHHOLDING. Prior to the delivery of any Shares of cash pursuant to the Plan, the Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy Federal, state, and local taxes (including the Participant's FICA obligation) required by law to be withheld with respect to any Awards.

      14.2 SHARES WITHHOLDING. The Committee may, in its absolute discretion, permit a Participant to satisfy such tax withholding obligation, in whole or in part, by electing to have the Company withhold Shares having a value equal to the amount required to be withheld or by delivering to the Company already-owned shares to satisfy the withholding requirement. The amount of the withholding requirement shall be deemed to include any amount which the Committee agrees may be withheld at the time the election is made, not to exceed the amount determined by using the maximum federal, state or local marginal income tax rates applicable to the Participant with respect to the Award on the date that the amount of tax to be withheld is to be determined (the "Tax Date"). The value of the Shares to be withheld or delivered will be based on their Fair Market Value on the Tax Date. Such elections will be subject to the following restrictions: (1) the election must be made on or before the Tax Date; (2) the election will be irrevocable; and (3) the election will be subject to the disapproval of the Committee. Each election by an Optionee or Grantee whose transactions in shares of Common Stock are subject to Section 16(b) of the Exchange Act will be subject to the following additional restrictions: (1) the election may not be made within six months of the grant of the Award (except that this limitation will not apply in the event the death or disability of the Participant occurs prior to the expiration of the six-month period), and (2) the election must be made either at least six months before the Tax Date or within a Window Period.

                                  SECTION 15
                                INDEMNIFICATION

      Each person who is or shall have been a member of the Committee, or of the Board, shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, notion, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan or any Award Agreement and against and from any and all amounts paid by him or her in settlement thereof, with the Company's approval, or paid by him or her in settlement thereof, with the Company's approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf.
 The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Articles of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

                                   SECTION 16
                                   SUCCESSORS

      All obligations of the Company under the Plan, with respect to Awards granted hereunder, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

                                  SECTION 17
                              LEGAL CONSTRUCTION

      17.1 GENDER AND NUMBER. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

      17.2 SEVERABILITY. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

      17.3 REQUIREMENTS OF LAW. The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

      Notwithstanding any other provision set forth in the Plan, if required by the then-current Section 16 of the Exchange Act, any "derivative security" or "equity security" offered pursuant to the Plan to any Insider may not be sold or transferred for at least six (6) months after the date of grant of such Award. The terms "equity security" and "derivative security" shall have the meanings ascribed to them in the then-current rules promulgated under
Section 16 of the Exchange Act.

      17.4 SECURITIES LAW COMPLIANCE. With respect to Insiders, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provision of the Plan, Award Agreement or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

      17.5 GOVERNING LAW. The Plan and all Award Agreements hereunder, shall be construed in accordance with and governed by the laws of the State of California.

      17.6 CAPTIONS. Captions are provided herein for convenience only, and are not to serve as a basis for interpretation or construction of the Plan.

                             AMENDMENT NO. 1 TO THE
                        HEALTH SYSTEMS DESIGN CORPORATION
                        1996 OMNIBUS EQUITY INCENTIVE PLAN


       HEALTH SYSTEMS DESIGN CORPORATION, having adopted the Health Systems Design Corporation 1996 Omnibus Equity Incentive Plan (the "Plan"), hereby amends the Plan, effective as of February 24, 1997, by deleting the numeral 500,000 from the first sentence of Section 4.1 and substituting the numeral 900,000 therefor.

                             AMENDMENT NO. 2 TO THE
                        HEALTH SYSTEMS DESIGN CORPORATION
                        1996 OMNIBUS EQUITY INCENTIVE PLAN


      HEALTH SYSTEMS DESIGN CORPORATION, having adopted the Health Systems Design Corporation 1996 Omnibus Equity Incentive Plan, as amended by Amendment No. 1 effective February 24, 1997 (the "Plan"), hereby amends the Plan, effective as of February 9, 1998, by deleting the numeral 900,000 from the first sentence of Section 4.1 and substituting the numeral 1,400,000 therefor.

                         HEALTH SYSTEMS DESIGN CORPORATION

               PROXY FOR ANNUAL MEETING OF STOCKHOLDERS MARCH 24, 1998
             THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


       The undersigned hereby appoints Richard C. Auger, Catherine C. Roth and J. Matthew Mackowski, or any of them, each with power of substitution, as proxies of the undersigned, to attend the Annual Meeting of Stockholders of HEALTH SYSTEMS DESIGN CORPORATION to be held at the Waterfront Plaza Hotel, Jack London Square, Oakland, California, on March 24, 1998, at
10:00 A.M., and any adjournment thereof, and to vote the number of shares the undersigned would be entitled to vote if personally present on the following matters set forth on the reverse side.

                                                                   -----------
                                                                   SEE REVERSE
                     CONTINUED AND TO BE SIGNED ON REVERSE SIDE        SIDE
                                                                   -----------

      PLEASE MARK
/ X / VOTES AS IN
      THIS EXAMPLE.

      THIS PROXY WILL BE VOTED AS DIRECTED. IN THE ABSENCE OF CONTRARY DIRECTIONS, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE DIRECTORS LISTED BELOW AND FOR PROPOSAL 2.

      1.  The Election of six Directors.

          Nominees:  Russell J. Harrison, Richard C. Auger, Catherine C. Roth,
                     Christopher J. Herron, J. Matthew Mackowski and Arthur M. Southam

                                        FOR                  WITHHELD
                                       /   /                   /   /

      /  /
          ----------------------------
          For all nominees except as noted above


                                                         FOR   AGAINST ABSTAIN
      2.  To approve the amendment of the 1996
          Omnibus Equity Incentive Plan to               /  /   /  /    /  /
          increase the number of shares authorized for issuance thereunder by 500,000.


      3. In their discretion, upon any and all such other matters as may properly come before the meeting or any adjournment thereof.


      MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT                     /  /


      STOCKHOLDERS ARE URGED TO MARK, DATE, SIGN AND RETURN THIS PROXY PROMPTLY IN THE ENVELOPE PROVIDED, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

      The signature should correspond exactly with the name appearing on the certificate evidencing your Common Stock. If more than one name appears, all should sign. Joint owners should each sign personally.



Signature:                 Date:        Signature:                  Date:
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